UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
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Filed by a Party other      ☐
than the Registrant
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☒ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to 240.14a-12

China Medicine Corporation
(Name of Registrant as Specified in its Charter)

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CHINA MEDICINE CORPORATION
Room 702, Guangri Mansion
No. 9 Siyou Nan Road, Alley 1, 1st Street
Wuyang Xincheng
Guangzhou, China 510600

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 19, 2009

To the Stockholders of China Medicine Corporation:

You are cordially invited to attend the Annual Meeting of Stockholders of China Medicine Corporation, a Delaware corporation, to be held at 1325 Avenue of the Americas, Suite 2800, New York, NY 10019, on Tuesday, May 19, 2008, at 12:00 p.m. local time, for the following purposes:

1.	To approve a reincorporation of our company from Delaware to Nevada through an agreement and plan of merger;

2.	To elect five members to the Board of Directors of the Company to serve until their respective successors are elected and qualified; and

3.	To transact such other matters as may properly come before the meeting or any adjournment thereof.

Only stockholders of record at the close of business on April 28, 2008 (the “Record Date”) are entitled to notice of, and to vote at, the meeting.

A proxy statement and proxy are enclosed herewith. If you are unable to attend the meeting in person you are urged to sign, date and return the enclosed proxy promptly in the enclosed addressed envelope, which requires no postage if mailed within the United States. If you attend the meeting in person, you may withdraw your proxy and vote your shares. Also enclosed herewith is our 2008 Annual Report.

By Order of the Board of Directors,

Senshan Yang
Chief Executive Officer

Guangzhou, China
May [ ], 2009

PROXY STATEMENT
CHINA MEDICINE CORPORATION
Room 702, Guangri Mansion
No. 9, South Wuyang Xin Chengsi
Guangzhou, China 510600

ANNUAL MEETING OF STOCKHOLDERS
MAY 19, 2009
INFORMATION CONCERNING SOLICITATION AND VOTING

General

The Board of Directors of China Medicine Corporation, a Delaware corporation (the “Company,” “we” or “us”), is soliciting the enclosed proxy for the annual meeting of stockholders to be held on May 19, 2009, at 12:00 p.m. local time, at 1325 Avenue of the Americas, Suite 2800, New York, NY 10019, or any continuation or adjournment thereof. At the meeting, the stockholders will be asked to vote on one or more proposals, which are listed in the notice of annual meeting of stockholders and described in more detail below.

This proxy statement and the enclosed proxy card are intended to be mailed on or about May 5, 2009, to all stockholders entitled to vote at the meeting. Our 2008 Annual Report on Form 10-K is also being mailed to all stockholders entitled to vote at the annual meeting. The Annual Report does not constitute a part of the proxy solicitation material.

At the meeting, our stockholders will be asked:

1.	To approve a reincorporation of our company from Delaware to Nevada through an agreement and plan of merger;

2.	To elect five members to the Board of Directors to serve until their respective successors are elected and qualified; and

3.	To approve such other matters as may properly come before the meeting or any adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials

This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2008 will be available on or about May 5, 2009 at:

 http://www.chinamedicinecorp.com/investors/SECFilings1.aspx

Important Information Regarding Delivery of Proxy Material

The U.S. Securities and Exchange Commission (the “SEC”) has adopted amendments to the proxy rules that change how companies must provide proxy materials to its stockholders.  These new rules are often referred to as “notice and access,” under which a company may select either of the following options for making proxy materials available to its stockholders:

·       the full set delivery option; or

·       the notice only option.

A company may use a single method for all of its stockholders, or use full set delivery for some while adopting the notice only option for others.

The Company must comply with these new rules in connection with the Annual Meeting.

Full Set Delivery Option

Under the full set delivery option, a company delivers all proxy material to its stockholders by mail as it would have done prior to the change in the rules.  In addition to delivery of proxy materials to stockholders, the company must post all proxy materials on a publicly-accessible website and provide information to stockholders about how to access the website.

In connection with the Annual Meeting, the Company elected to use the full set delivery option.  Accordingly, you should have received the Company’s proxy materials by mail.  These proxy materials include the Notice of Annual Meeting of Stockholders, proxy statement, proxy card and 2008 Annual Report to Shareholders.  Additionally, the Company has posted these materials at http://www.chinamedicinecorp.com/investors/SECFilings1.aspx

Notice Only Option

Under the notice only option, a company must post all proxy materials on a publicly-accessible website.  Instead of delivering proxy materials to its stockholders, the company delivers a “Notice of Internet Availability of Proxy Material.”  The notice includes, among other matters:

·	information regarding the date and time of the annual meeting of stockholders as well as the items to be considered at the meeting;

·	information regarding the website where the proxy materials are posted; and

·	various means by which a stockholder can request paper or e-mail copies of the proxy materials.

If a stockholder requests paper copies of the proxy materials, these materials must be sent to the stockholder within three business days and by first class mail.

The Company May Use the Notice Only Option in the Future

Although the Company elected to use the full set delivery option in connection with the Annual Meeting, it may choose to use the notice only option in the future.  By reducing the amount of materials that a company needs to print and mail, the notice only option provides an opportunity for costs savings as well as conservation of paper products.  Many companies that have used the notice only option have also experienced a lower participation rate resulting in fewer stockholders voting at the annual meeting.  The Company plans to evaluate the future possible cost savings as well as the possible impact on stockholder participation as it considers future use of the notice only option.

Record Date; Outstanding Shares

Only stockholders of record at the close of business on April 28, 2009 (the “Record Date”) are entitled to receive notice of, and vote at, our annual meeting. As of the Record Date, the classes of stock entitled to vote at the meeting, and the number of shares of each class outstanding as of the Record Date and entitled to vote, consisted of:

•    15,226,742 shares of common stock, par value $.0001 per share.

Each share of our common stock is entitled to one vote on all matters. We do not have any other voting securities.

Expenses of Soliciting Proxies

We will pay the expenses of soliciting proxies to be voted at the annual meeting. Following the original mailing of the proxies and other proxy materials, we or our agents may supplement the solicitation of proxies by mail, telephone, internet, telegraph or in person. Following the original mailing of the proxies and other proxy materials, we will request that brokers, custodians, nominees and other record holders of our common stock forward copies of the proxy and other annual meeting materials to persons for whom they hold shares of common stock and request authority for the exercise of proxies. In these cases, we will reimburse such record holders for their reasonable expenses if requested to do so.

Revocability of Proxies

If you attend the meeting, you may vote in person, regardless of whether you have submitted a proxy. Any person giving a proxy in the form accompanying this proxy statement may revoke it at any time before it is voted. A proxy may be revoked by (i) written notice of revocation or submission of a new proxy sent to our Corporate Secretary at Room 702 Guangri Mansion No. 9, South Wuyang Xin Chengsi, Guangzhou, China 510600, or (ii) attending the meeting and voting in person.

Voting and Votes Required for Approval

Every stockholder of record is entitled to one vote, for each share held, on each proposal or item that comes before the meeting. There are no cumulative voting rights. By submitting your proxy, you authorize Ms. Minhua Liu, or any person designated as his substitute, to represent you and vote your shares at the meeting in accordance with your instructions. If the meeting is adjourned, Ms. Liu or her substitute will be authorized to vote your shares at any adjournment or postponement of the meeting.

To vote by mail, please sign, date and complete the enclosed proxy and return it in the enclosed self-addressed envelope, to Continental Stock Transfer & Trust Company, 17 Battery Place, New York, New York 10004. If you hold your shares through a bank, broker or other nominee, it will give you separate instructions for voting your shares.

In addition to solicitations by mail, we may solicit proxies in person, by telephone, facsimile or e-mail. In the event that additional solicitation material is used, it will be filed with the SEC prior to its use.

Tabulation of Votes

The votes received by proxy will be tabulated and certified by our transfer agent, Continental Stock Transfer & Trust Company. All other votes will be tabulated by an inspector of election at the meeting.

Voting by Street Name Holders

If you are the beneficial owner of shares held in “street name” by a broker, the broker, as the record holder of the shares, is required to vote those shares in accordance with your instructions. If you do not give instructions to the broker, the broker will nevertheless be entitled to vote the shares with respect to “discretionary” items but will not be permitted to vote the shares with respect to “non-discretionary” items (in which case, the shares will be treated as “broker non-votes”).

Quorum; Abstentions; Broker Non-Votes

The required quorum for the transaction of business at the annual meeting is a majority of the outstanding shares of common stock, at the annual meeting, in person or by proxy. Shares that are voted “FOR,” “AGAINST” or “WITHHELD FROM” a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares represented and voting the votes cast at the annual meeting with respect to such matter.

While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, we believe that abstentions should be counted for purposes of determining both: (i) the presence or absence of a quorum for the transaction of business; and (ii) the total number of votes cast with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, we intend to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal.

Under current Delaware case law, while broker non-votes (i.e. the votes of shares held of record by brokers as to which the underlying beneficial owners have given no voting instructions) should be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of votes cast with respect to the particular proposal on which the broker has expressly not voted. We intend to treat broker non-votes in this manner. Thus, a broker non-vote will make a quorum more readily obtainable, but the broker non-vote will not otherwise affect the outcome of the voting on a proposal.

PROPOSALS TO STOCKHOLDERS

PROPOSAL NO. 1

REINCORPORATION FROM DELAWARE TO NEVADA

We propose to change our state of incorporation from Delaware to Nevada, which we refer to as the “Reincorporation”. The Reincorporation would be effected through the merger of the Company into a newly formed Nevada corporation that is a wholly owned subsidiary of the Company, which we refer to as “CMC Nevada,” pursuant to an Agreement and Plan of Merger, or “merger agreement,” in substantially the form attached as Appendix A to this Proxy Statement. Upon completion of the merger, CMC Nevada will be the surviving corporation and will continue to operate our business under the name “China Medicine Corporation”. In this section, we refer to the Company before the Reincorporation as “the Company” and after the merger as “CMC Nevada.” In connection with the Reincorporation:

•
There will be no change in our business, management, employees, headquarters, benefit plans, assets, liabilities or net worth (other than as a result of the costs incident to the Reincorporation, which we expect to be immaterial);

•
The directors and officers of the Company prior to the Reincorporation will hold the same respective positions with CMC Nevada following the Reincorporation, and there will be no substantive change in direct or indirect interests of the current directors or executive officers of the Company; and

•
Your shares of common stock of the Company will automatically be converted into an equivalent number of shares of common stock of CMC Nevada. YOU WILL NOT NEED TO EXCHANGE YOUR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF CMC NEVADA.

•	We will be governed by new articles of incorporation under Nevada law in the form attached as Appendix B.

•	We will adopt new bylaws under Nevada law in the form attached as Appendix C.

Upon completion of the Reincorporation, the authorized capital stock of CMC Nevada will consist of 90,000,000 shares of common stock, $0.0001 par value, and 10,000,000 shares of preferred stock, $0.0001 par value, which is identical to the existing authorized capital stock of the Company. Our common stock is currently quoted on the Over-the-Counter Bulletin Board. We believe that the common stock of CMC Nevada will also be quoted on the Over-the-Counter Bulletin Board immediately after the reincorporation.

Principal Reasons for the Proposed Reincorporation

Our Board of Directors has unanimously approved the Reincorporation and believes that the best interests of the Company and its stockholders will be served by changing our state of incorporation from Delaware to Nevada. Primarily, the Reincorporation would eliminate our obligation to pay the annual Delaware franchise tax which would result in significant savings to us over the long term. For 2008 and 2007, we were required to pay approximately $72,522.25 and $53,977.25, respectively, in annual franchise fees to the State of Delaware. Should we reincorporate in the State of Nevada, our current annual filing fee in the State of Nevada would be approximately $175. The difference between annual filing fees in Delaware and Nevada will continue to become greater if the value of our assets continues to grow.

In addition, reincorporation in Nevada may help us attract and retain qualified management by reducing the risk of lawsuits being filed against the Company and its directors. We believe that, in general, Nevada law provides greater protection to our directors and the Company than Delaware law. The increasing frequency of claims and litigation directed towards directors and officers has greatly expanded the risks facing directors and officers of public companies in exercising their duties. The amount of time and money required to respond to these claims and to defend this type of litigation can be substantial. Delaware law provides that every person becoming a director of a Delaware corporation consents to the personal jurisdiction of the Delaware courts in connection with any action concerning the corporation. Accordingly, a director can be personally sued in Delaware, even though the director has no other contacts with the state. Nevada law has no similar consent provisions and, accordingly, a plaintiff must show the minimum contacts generally required for a state to have jurisdiction over a non-resident director. Also, Nevada law allows a company and its officers and directors, if personally sued, to petition the court to order a plaintiff to post a bond to cover their costs of defense. This motion can be based upon lack of reasonable possibility that the complaint will benefit the Company or a lack of participation by the individual defendant in the conduct alleged.

Reincorporation in Nevada will also limit the personal liability of directors of the Company. Delaware law permits a corporation to adopt provisions limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that the liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law. By contrast, Nevada law permits a broader exclusion of liability of both officers and directors to the Company and its stockholders, providing for an exclusion of all monetary damages for breach of fiduciary duty unless they arise from act or omissions which involve intentional misconduct, fraud or a knowing violation of law. The reincorporation will result in the elimination of any liability of an officer or director for a breach of the duty of loyalty unless arising from intentional misconduct, fraud, or a knowing violation of law.

Operating the Company as a Nevada corporation will not interfere with, or differ substantially from, our present corporate activities. As a Nevada corporation, CMC Nevada will be governed by Nevada corporate law, while the Company is presently governed by Delaware law. Our Board of Directors believes that Nevada law constitutes a comprehensive, flexible legal structure under which to operate. However, because of differences in the laws of these states, your rights as stockholders will change in several material respects as a result of the reincorporation. These matters are discussed in greater detail immediately below.

The proposed reincorporation is not being proposed to prevent a change in control, nor is it in response to any present attempt known to our Board of Directors to acquire control of the Company or obtain representation on our Board of Directors. Nevertheless, certain effects of the proposed reincorporation may be considered to have anti-takeover implications simply by virtue of being subject to Nevada law. For example, in responding to an unsolicited bidder, the Nevada Revised Statutes authorizes directors to consider not only the interests of shareholders, but also the interests of employees, suppliers, creditors, customers, the economy of the state and nation, the interests of the community and society in general, and the long-term as well as short-term interests of the corporation and its shareholders, including the possibility that these interests may be best served by the continued independence of the corporation. For a discussion of these and other differences between the laws of Delaware and Nevada, see "Significant Differences Between the Corporation Laws of Delaware and Nevada," below.

Potential Disadvantages of Reincorporation

A potential disadvantage of reincorporating from Delaware to Nevada is that Delaware for many years has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws that Delaware periodically updates and revises to meet changing business needs. Because of Delaware’s prominence as a state of incorporation for many large corporations, the Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations. Because Nevada case law concerning the governing and effects of its statutes and regulations is more limited, the Company and its stockholders may experience less predictability with respect to legality of corporate affairs and transactions and stockholders’ rights to challenge them.

Principal Features of the Reincorporation

The Reincorporation would be effected through the merger of the Company with and into CMC Nevada, a newly formed Nevada corporation that will be a wholly owned subsidiary of the Company, pursuant to the merger agreement. Prior to the merger, CMC Nevada will have no material assets or liabilities and will not have carried on any business. Upon completion of the merger, CMC Nevada will succeed to the assets and liabilities of the Company and will continue to operate our business under the name “China Medicine Corporation”. The merger agreement is attached to this proxy statement as Appendix A.

                Prior to the merger, CMC Nevada will have one share of common stock issued and outstanding held by the Company, with only minimal capital. Upon completion of the merger, each outstanding share of common stock of the Company will be automatically converted into one share of common stock of CMC Nevada. In addition, all outstanding warrants and options exercisable for shares of the Company’s common stock will be automatically converted in to comparable warrants and options of CMC Nevada. The terms of the merger agreement will provide that the one outstanding share of outstanding common stock of CMC Nevada held by the Company will be cancelled upon the effectiveness of the merger, with the result that the Company’s current stockholders will be the only shareholders of the surviving corporation.

                Subject to obtaining requisite stockholder approval for the Reincorporation, the merger will become effective by the filing of articles of merger with the Nevada Secretary of State and a certificate of merger and the plan of merger with the Delaware Secretary of State. Upon the effectiveness of the merger, the articles of incorporation and the bylaws of CMC Nevada, in substantially the forms attached as Appendices B and C to this Proxy Statement, respectively, will govern corporate operations and activities of the surviving corporation.

                You will not have to take any action to exchange your stock certificates as a result of the merger. The current certificates representing shares of the Company’s common stock will automatically represent an equal number of shares of CMC Nevada’s common stock following the Reincorporation. New certificates representing shares of CMC Nevada common stock will be available for any stockholder desiring to make an exchange and for all new issuances.

Effective Time

                If the Reincorporation is approved by the stockholders at the Annual Meeting, it is anticipated that the Reincorporation will become effective as soon as practicable thereafter. However, the merger agreement may be terminated and abandoned, or the consummation of the Reincorporation may be deferred for a reasonable time, by action of the Company’s Board of Directors at any time prior to the effective time of the Reincorporation, whether before or after the approval of this Proposal No. 1, if the Board of Directors determines for any reason, in its sole judgment and discretion, that the consummation of the Reincorporation would no longer be in the best interests of the stockholders or that the deferral thereof is advisable. In addition, the Board of Directors may amend the merger agreement at any time prior to the merger, provided that an amendment made subsequent to the adoption by the Company’s stockholders shall not (i) alter or change the amount or kind of securities to be received in exchange for the Delaware Common Stock, (ii) alter or change any term of the articles of incorporation of CMC Nevada, as the surviving corporation to the merger, or (iii) alter or change any of the terms and conditions of the merger agreement if such alteration or change would, in the opinion of the Board of Directors, adversely affect the Company’s stockholders.

Significant Differences between Delaware and Nevada Law

The rights of the Company’s stockholders are currently governed by Delaware law and the Company’s certificate of incorporation and bylaws. The merger agreement provides that, at the effective time of the merger, the separate corporate existence of the Company will cease and the former stockholders of the Company will become stockholders of CMC Nevada. Accordingly, after the effective time of the merger, your rights as a stockholder will be governed by Nevada law and the articles of incorporation and bylaws of CMC Nevada. The statutory corporate laws of the State of Nevada, as governed by the Nevada Revised Statutes, are similar in many respects to those of Delaware, as governed by the Delaware General Corporation Law. However, there are certain differences that may affect your rights as a stockholder, as well as the corporate governance of the corporation, if the Reincorporation is consummated. The following are summaries of material differences between the current rights of stockholders of the Company and the rights of stockholders of CMC Nevada following the merger.

                The following discussion is a summary. It does not give you a complete description of the differences that may affect you. You should also refer to the Nevada Revised Statutes, as well as the forms of the articles of incorporation and the bylaws of CMC Nevada, which are attached as Appendices B and C, respectively, to this Proxy Statement, and which will come into effect concurrently with the effectiveness of the Reincorporation merger as provided in the merger agreement. In this section, we use the term “charter” to describe either the certificate of incorporation under Delaware law or the articles of incorporation under Nevada law.

                General. As discuss above under “Potential Disadvantages of the Reincorporation,” Delaware for many years has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws that Delaware periodically updates and revises to meet changing business needs. Because of Delaware’s prominence as a state of incorporation for many large corporations, the Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations. Because Nevada case law concerning the governing and effects of its statutes and regulations is more limited, the Company and its stockholders may experience less predictability with respect to legality of corporate affairs and transactions and stockholders’ rights to challenge them.

                Removal of Directors. Under Delaware law, directors of a corporation without a classified board may be removed with or without cause by the holders of a majority of shares then entitled to vote in an election of directors. Under Nevada law, any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock. Nevada does not distinguish between removal of directors with or without cause.

                Limitation on Personal Liability of Directors. A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its shareholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit.

                While Nevada law has a similar provision permitting the adoption of provisions in the articles of incorporation limiting personal liability, the Nevada provision differs in three respects. First, the Nevada provision applies to both directors and officers. Second, while the Delaware provision excepts from limitation on liability a breach of the duty of loyalty, the Nevada counterpart does not contain this exception. Third, Nevada law with respect to the elimination of liability for directors and officers expressly applies to liabilities owed to creditors of the corporation. Thus, the Nevada provision expressly permits a corporation to limit the liability of officers, as well as directors, and permits limitation of liability arising from a breach of the duty of loyalty and from obligations to the corporation’s creditors.

                Indemnification of Officers and Directors and Advancement of Expenses. Although Delaware and Nevada law have substantially similar provisions regarding indemnification by a corporation of its officers, directors, employees and agents, Delaware and Nevada law differ in their provisions for advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding. Delaware law provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he is not entitled to be indemnified by the corporation. A Delaware corporation has the discretion to decide whether or not to advance expenses, unless its certificate of incorporation or bylaws provide for mandatory advancement. Under Nevada law, the articles of incorporation, bylaws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he is not entitled to be indemnified by the corporation.

                Action by Written Consent of Directors. Both Delaware and Nevada law provide that, unless the articles or certificate of incorporation or the bylaws provide otherwise, any action required or permitted to be taken at a meeting of the directors or a committee thereof may be taken without a meeting if ALL members of the board or committee, as the case may be, consent to the action in writing.

                Actions by Written Consent of Shareholders. Both Delaware and Nevada law provide that, unless the articles or certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote consent to the action in writing. Delaware law requires a corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing. Nevada law does not require notice to the stockholders of action taken by less than all of the stockholders.

                Dividends. Delaware law is more restrictive than Nevada law with respect to when dividends may be paid. Under Delaware law, unless further restricted in the certificate of incorporation, a corporation may declare and pay dividends out of surplus, or if no surplus exists out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). In addition, Delaware law provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

                Nevada law provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically permitted by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred shareholders.

                Restrictions on Business Combinations. Both Delaware and Nevada law contain provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder. Under Delaware law, a corporation that is listed on a national securities exchange or held of record by more than 2,000 stockholders, is not permitted to engage in a business combination with any interested stockholder for a three-year period following the time the stockholder became an interested stockholder, unless: (i) the transaction resulting in a person becoming an interested stockholder, or the business combination, is approved by the board of directors of the corporation before the person becomes an interested stockholder; (ii) the interested stockholder acquires 85% or more of the outstanding voting stock of the corporation in the same transaction that makes it an interested stockholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans); or (iii) on or after the date the person becomes an interested stockholder, the business combination is approved by the corporation’s board of directors and by the holders of at least two-thirds of the corporation’s outstanding voting stock at an annual or special meeting, excluding shares owned by the interested stockholder. Delaware law defines “interested stockholder” generally as a person who owns 15% or more of the outstanding shares of a corporation’s voting stock.

                Nevada law regulates business combinations more stringently. Nevada law defines an interested stockholder as a beneficial owner (directly or indirectly) of 10% or more of the voting power of the outstanding shares of the corporation. In addition, combinations with an interested stockholder remain prohibited for three years after the person became an interested stockholder unless (i) the transaction is approved by the board of directors or the holders of a majority of the outstanding shares not beneficially owned by the interested party, or (ii) the interested stockholder satisfies certain fair value requirements. As in Delaware, a Nevada corporation may opt-out of the statute with appropriate provisions in its articles of incorporation.

                Special Meetings of the Shareholders. Delaware law permits special meetings of shareholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special shareholder meeting. Nevada law permits special meetings of shareholders to be called by the entire board of directors, any two directors, or the President, unless the articles of incorporation or bylaws provide otherwise.

                Special Meetings Pursuant to Petition of Stockholders. Delaware law provides that a director or a stockholder of a corporation may apply to the Court of Chancery of the State of Delaware if the corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors instead of an annual meeting for a period of 30 days after the date designated for the annual meeting or, if there is no date designated, within 13 months after the last annual meeting. Nevada law is more restrictive. Under Nevada law, stockholders having not less than 15% of the voting interest may petition the district court to order a meeting for the election of directors if a corporation fails to call a meeting for that purpose within 18 months after the last meeting at which directors were elected. The reincorporation may make it more difficult for our stockholders to require that an annual meeting be held without the consent of the Board of Directors.

                Adjournment of Shareholder Meetings. Under Delaware law, if a meeting of shareholders is adjourned due to lack of a quorum and the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each shareholder of record entitled to vote at the meeting. At the adjourned meeting the corporation may transact any business which might have been transacted at the original meeting. Under Nevada law, a corporation is not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the board fixes a new record date for the adjourned meeting or the meeting date is adjourned to a date more than 60 days later than the date set for the original meeting, in which case a new record date must be fixed and notice given.

                Duration of Proxies. Under Delaware law, a proxy executed by a shareholder will remain valid for a period of three years, unless the proxy provides for a longer period. Under Nevada law, a proxy is effective only for a period of six months, unless it is coupled with an interest or unless otherwise provided in the proxy, which duration may not exceed seven years. Nevada law also provides for irrevocable proxies, without limitation on duration, in limited circumstances.

                Shareholder Vote for Mergers and Other Corporate Reorganizations. Delaware law requires authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. A Nevada corporation may provide in its articles of incorporation that the corporation may sell, lease or exchange all or substantially all of its assets upon approval by the board of directors without the requirement of shareholder approval. Delaware law does not require a shareholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the plan of merger does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. Nevada law does not require a shareholder vote of the surviving corporation in a merger under substantially similar circumstances.

                Increasing or Decreasing Authorized Shares. Nevada law allows the board of directors of a corporation, unless restricted by the articles of incorporation, to increase or decrease the number of authorized shares in the class or series of the corporation’s shares and correspondingly effect a forward or reverse split of any such class or series of the corporation’s shares without a vote of the shareholders, so long as the action taken does not change or alter any right or preference of the shareholder and does not include any provision or provisions pursuant to which only money will be paid or script issued to shareholders who hold 10% or more of the outstanding shares of the affected class and series, and who would otherwise be entitled to receive fractions of shares in exchange for the cancellation of all of their outstanding shares. Delaware law contains no such similar provision.

Significant Differences between Bylaws of CMC Nevada and the Company

In addition to the differences between the laws of Delaware and Nevada, under the bylaws of CMC Nevada, the holders of at least one-third of the outstanding voting shares shall constitute a quorum at a meeting of stockholders. The Company’s current bylaws require majority of the outstanding voting shares to constitute a quorum at a meeting of stockholders.

Certain Federal Income Tax Consequences of the Reincorporation.

The Company intends the Reincorporation to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended. Assuming the Reincorporation qualifies as a tax-free reorganization, the holders of the Company’s common stock will not recognize any gain or loss under the Federal tax laws as a result of the occurrence of the Reincorporation, and neither will the Company or CMC Nevada. Each stockholder will have the same basis in CMC Nevada’s common stock received as a result of the Reincorporation as that holder has in the corresponding common stock of the Company held at the time the Reincorporation occurs. Each holder’s holding period in CMC Nevada’s common stock received as a result of the Reincorporation will include the period during which such holder held the corresponding common stock of the Company at the time the Reincorporation occurs, provided the latter was held by such holder as a capital asset at the time of consummation of the Reincorporation.

                This Proxy Statement only discusses U.S. federal income tax consequences and has done so only for general information. It does not address all of the federal income tax consequences that may be relevant to particular stockholders based upon individual circumstances or to stockholders who are subject to special rules, such as, financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign holders or holders who acquired their shares as compensation, whether through employee stock options or otherwise. This Proxy Statement does not address the tax consequences under state, local or foreign laws.

                This discussion is based on the Internal Revenue Code, laws, regulations, rulings and decisions in effect as of the date of this Proxy Statement, all of which are subject to differing interpretations and change, possibly with retroactive effect. The Company has neither requested nor received a tax opinion from legal counsel or rulings from the Internal Revenue Service regarding the consequences of reincorporation. There can be no assurance that future legislation, regulations, administrative rulings or court decisions would not alter the consequences discussed above.

                You should consult your own tax advisor to determine the particular tax consequences to you of the reincorporation, including the applicability and effect of federal, state, local, foreign and other tax laws.

Regulatory Approvals

We are required to obtain the approval of our stockholders under Delaware law to effect the reincorporation. To obtain this approval, we are required to prepare and circulate to our stockholders proxy materials meeting the requirements of the rules and regulations of the SEC. We have prepared this proxy statement in accordance with those rules and regulations, and it is being circulated in order to obtain the required stockholder approval. Once we obtain such approval, we are required to file a certificate of merger with the State of Delaware and articles of merger with the State of Nevada to effect the reincorporation. Other than the foregoing, we need not comply with any federal or state regulatory requirements nor must we obtain any approvals in connection with the merger and the reincorporation.

Appraisal Rights

The reincorporation will be conducted as a merger of the Company into CMC Nevada, our wholly-owned subsidiary, pursuant to Section 253 of the General Corporation Law of the State of Delaware. Delaware law does not provide for any right of appraisal or redemption in connection with mergers of a parent corporation into its subsidiary. Therefore, our stockholders are not entitled to receive consideration instead of shares of CMC Nevada.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF MERGER UNDER WHICH WE WILL REINCORPORATE FROM DELAWARE TO NEVADA. PROXIES SOLICITED HEREBY WILL BE VOTED “FOR” THE PROPOSAL UNLESS A VOTE AGAINST IT OR AN ABSTENTION IS SPECIFICALLY INDICATED.

PROPOSAL NO. 2

ELECTION OF DIRECTORS

Our Board of Directors presently consists of five members. The Board of Directors has determined to nominate the five individuals currently serving as directors for re-election as directors. Unless you instruct us otherwise, you will be deemed to vote your proxies for the nominees named below. In the event that any nominee is unable or declines to serve as a director at the time of the annual meeting, the proxies will be voted for any nominee who shall be designated by the current Board of Directors to fill the vacancy. The term of office of each person elected as a director will continue until the next annual meeting of stockholders or until a successor has been duly elected and qualified or until his or her earlier resignation, removal from office, death or incapacity.

Article II of our By-laws gives power to our Board of Directors to change the number of directors of the Company by resolution and to fill any vacancies created by an increase in the number of directors by a vote of the directors without the necessity of a vote by stockholders on such matter. Our Board of Directors may exercise that power from time to time between annual meetings of stockholders.

The following table sets forth the names and ages of all current directors and all persons nominated or chosen to become directors along with their current positions, offices and term:

Name of Nominee	Age	Position with the Company	Director Since
Senshan Yang	47	Chief Executive Officer and Director	February 2006
Minhua Liu	41	Executive Vice President and Director	February 2006
Robert Adler(1)	74	Director	May 2006
Dr. Rachel Gong(2)	41	Director	May 2006
Dr. Yanfang Chen(3)	45	Director	May 2006

(1)	Chairman of the Audit Committee and Member of the Compensation Committee
(2)	Chairman of the Compensation Committee and Member of the Audit Committee
(3)	Member of the Compensation Committee and of the Audit Committee

The Board of Directors has determined that our directors Robert Adler, Rachel Gong and Yanfang Chen are independent (as independence is defined by the rules of the NASDAQ Stock Market).

The following information with respect to the principal occupation or employment of the nominees, the name and principal business of the corporation or other organization in which such occupation or employment is carried on and other affiliations and business experience during the past five years has been furnished to us by the respective nominees:

Senshan Yang. Mr. Senshan Yang has been our Chief Executive Officer since February 8, 2006 and a Director since February 10, 2006. Since July 2000, he has been Chairman and General Manager of Guangzhou Konzern Medicine Co., Ltd. (“Konzern”), our wholly-owned subsidiary incorporated under the law of the People’s Republic of China (“PRC”). Prior to that, Mr. Yang had served as a Manager Associate for Guangdong Maoming Petroleum Corporation, a state-owned company, for nearly 20 years. Mr. Yang obtained his bachelor’s degree from South China University of Technology in 1981.

Minhua Liu. Ms. Minhua Liu has been our Executive Vice President since February 8, 2006 and a Director since February 10, 2006. She has been Vice General Manager of Konzern since July 2000. Prior to that, she had served as a company herbalist doctor for China Military Science Qiming Research Center in Beijing, responsible for all the health care of all staff of the research center. Ms. Liu obtained her bachelor’s degree from Beijing College of Traditional Chinese Medicine in 1992.

Robert Adler. Mr. Robert Adler has been our director, member of the Compensation Committee and Chairman of the Audit Committee since May 9, 2006. He is a private investor. Most recently Mr. Adler taught financial English for a semester in Shanghai University of Finance and Economics. Mr. Adler's prior experience includes terms as an investment adviser with UBS Financial Services, a managing director for ING Furman Selz Asset Management, Vice President and Senior Investment Officer of BHF Securities Corp and DG Bank, New York Branch and Vice President of Kuhn, Loeb & Co. Mr. Adler obtained a B.A. degree from Swarthmore College and studied at NYU School of Business Administration. Mr. Adler is a member of Institute of Chartered Financial Analysts and a member of the New York Society of Security Analysts.

Dr. Rachel Gong. Dr. Gong has been our Director, member of the Audit Committee and Chairman of the Compensation Committee since May 9, 2006. Dr. Gong has both operating and investment experiences in the biotechnology industry in China and the United States. She joined Morningside Ventures in 2004 to focus on healthcare venture investment and serves on the board of a number of its portfolio companies. Prior to that, Dr. Gong held positions in biotech management at QIAGEN, public accounting at PricewaterhouseCoopers, and investment banking at RBC Capital Markets. Earlier in her career, she was a researcher at the Chinese Academy of Medical Sciences in Beijing. Dr. Gong received her Ph.D. in Biochemistry and Molecular Biology from the University Of South Florida College Of Medicine, her M.B.A. from the Johnson Graduate School of Management of Cornell University, and her B.S. in Plant Physiology and Biochemistry from Beijing University.

Dr. Yanfang Chen. Dr. Chen has been our Director, member of the Audit Committee and member of the Compensation Committee since May 9, 2006. He is currently an assistant professor, of Department of Pharmacology & Toxicology, Wright State University Boonshoft School of Medicine. During the past five years, he has been research associate, senior research associate and research assistant professor at the Department of Pharmacology & Toxicology, Wright State University Boonshoft School of Medicine. He obtained a Ph.D degree from Medical Science Center, Peking University in China in 1995 and worked for Guangdong Provincial People's Hospital from 1995 to 1999. Dr. Chen is a professional member of American Heart Association and American Stroke Association, and a member of American Society for Pharmacology and Experimental Therapeutics. He has numerous publications in his field of research.

Directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors and the five nominees who receive the most votes of our common stock will be elected. In the election of directors, votes may be cast in favor of or withheld with respect to each nominee.

Family Relationships

There are no family relationships among our nominees for directors and officers.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION AS A DIRECTOR OF EACH OF THE NOMINEES SET FORTH ABOVE. PROXIES SOLICITED HEREBY WILL BE VOTED “FOR” EACH DIRECTOR NAMED ABOVE UNLESS A VOTE AGAINST A NOMINEE OR AN ABSTENTION IS SPECIFICALLY INDICATED.

MANAGEMENT

The following table sets forth the names and ages of all current China Medicine officers along with their current positions. Officers are appointed to serve until the meeting of the Board of Directors following the next annual meeting of stockholders and until their successors have been duly elected and qualified.

Name	Age	Position
Senshan Yang	47	Chief Executive Officer and Director
Minhua Liu	41	Executive Vice President and Director
Huizhen Yu	36	Chief Financial Officer

Senshan Yang’s biographical information is set forth under “Election of Directors”

Minhua Liu’s biographical information is set forth under “Election of Directors”

Huizhen Yu. Ms. Huizhen Yu has been our Chief Financial Officer since February 10, 2006. She has been Chief Financial Officer of Konzern since October 2002. Ms. Yu was an accountant for Shenzhen Liuge Bicycle Equipment Co., Ltd from 2000 until 2002, and an accountant for Guangzhou JoinWin Consultancy Ltd. from 1997 to 2000. She obtained her bachelor’s degree from Jinan University in Guangzhou and Middle Level Accountant Certificate in China in 2002.

Legal Proceedings

None of our directors, nominee directors, or executive officers, nor any affiliate of any such individual, is a party adverse to the Company in any material proceeding.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

The Board of Directors acted three times by unanimous written consent during the fiscal year ended December 31, 2008. The Board of Directors has standing Audit and Compensation Committees.

Audit Committee and Audit Committee Report

The Board of Directors created the audit committee in May 2006. The Audit Committee is to oversee the Company's accounting and financial reporting processes, as well as its financial statement audits. The committee recommends to the Board of Directors the selection of the Company’s outside auditors and reviews their procedures for ensuring their independence with respect to the services performed for the Company.

The Audit Committee is comprised of three directors: Dr. Rachel Gong, Dr. Yanfang Chen and Mr. Robert Adler. Mr. Adler is the Chairman of the Audit Committee. In the opinion of the Board of Directors, Dr. Gong, Dr. Chen and Mr. Adler are independent of management and free of any relationship that would interfere with their exercise of independent judgment as members of this committee and they are independent as defined by the rules of the NASDAQ Stock Market. The Board of Directors has adopted a written charter for the Audit Committee. The Audit Committee met three times during the fiscal year ended December 31, 2008.

AUDIT COMMITTEE REPORT

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. The Committee is comprised of three Directors and operates under a written charter adopted by the Board of Directors. All of the audit committee members are independent as defined by the rules of the NASDAQ Stock Market, and as that term is defined in Section 10A of the Securities Act of 1934, as amended. Management has the primary responsibility for the financial statements and the reporting process, including the Company’s systems of internal control. In fulfilling its responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management, including discussing with management, in March 2009, the quality and acceptability of the Company’s financial reporting and controls.

The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting standards, their judgments as to the quality and acceptability of the Company’s financial reporting and such other matters as are required to be discussed with the Committee under generally accepted auditing standards, including the matters required to be discussed by SAS 61 (Communication with Audit Committees). In addition, the Committee has discussed with the independent auditors the auditors’ independence from management and the Company, including the matters in the auditors’ written disclosures required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the audit committee concerning independence. Furthermore, the Audit Committee has considered whether the provision of non-audit services by the independent auditors for the fiscal year ended December 31, 2008 is compatible with maintaining their independence.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2008 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, for filing with the SEC.

Management is responsible for the Company’s financial reporting process, including its systems of internal control, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company’s independent auditors are responsible for auditing those financial statements. Our responsibility is to monitor and review these processes. It is not the Committee’s duty or responsibility to conduct auditing or accounting reviews or procedures. The Committee has relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the independent auditors’ report on the Company’s financial statements.

The Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Committee’s considerations and discussions with management and the independent auditors do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards or that the Company’s independent accountants are in fact “independent.”

The Audit Committee is pleased to submit this report to the stockholders with regard to the above matters.

/s/ Robert Adler
/s/ Rachel Gong
/s/ Yanfang Chen

Financial Expert

The Company believes that Robert Adler qualifies as a “financial expert” as defined in Rule 407(d)(5)(ii) of Regulation S-K.

Independent Public Accountant

The Board of Directors has selected Moore Stephens Wurth Frazer and Torbet, LLP (“Moore Stephens”), our current principal accountant, to serve as our principal accountant for the year ending December 31, 2009. Representatives of Moore Stephens are not expected to be present at our annual meeting or to be available to respond to questions at the meeting. They will have the opportunity to make a statement if they desire to do so.

Audit Fees

The aggregate fees billed for professional services rendered by Moore Stephens, for the audit of our annual financial statements and review of the financial statements included in our Form 10-Q or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal years 2008 and 2007 were $160,000 and $90,000, respectively.

Audit-Related Fees

There were no audit related fees billed by Moore Stephens for fiscal years 2008 and 2007.

Tax Fees

The aggregate fees billed by Moore Stephens for professional services rendered for tax compliance, tax advice and tax planning were $8,000 for fiscal year 2008 and $0 for fiscal year 2007.

All Other Fees

There were no other fees billed by Moore Stephens for fiscal years 2008 and 2007 other than the fees described above.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS

Introduction and Corporate Governance

Our Compensation Committee (which is referred to herein as the “Committee” or as the “Compensation Committee”) oversees and administers our executive compensation programs. The Committee’s complete roles and responsibilities are set forth in the written charter adopted by the Board of Directors. The Compensation Committee has three members, Dr. Yanfang Chen, Mr. Robert Adler and Dr. Rachel Gong, each of whom was appointed to the Committee in May 2006. Each of Mr. Adler, Drs. Chen and Gong qualifies as an independent director under the rules of the NASDAQ Stock Market.

During the fiscal year ended December 31, 2008, the Committee met one time. As part of her duties as the Committee Chair, Rachel Gong reports on Committee actions and recommendations to the Board of Directors.

Executive Compensation Philosophy and Objectives

Our compensation program for the individuals named in the Summary Compensation Table below (the “named executive officers”) is designed and implemented based on our pay-for-performance compensation philosophy. Our compensation committee’s current intent is to perform an annual strategic review of our executive officers’ compensation to determine whether it provides adequate incentives and motivation and whether it adequately compensates our executive officers relative to comparable officers in other companies with which we compete for executives. We strive to adhere to this philosophy by significantly differentiating the pay and rewards of our executive officers based on their demonstrated performance and potential to contribute to the long-term success of the Company. Competing for talent in the rapidly changing and increasingly competitive medical distribution and intellectual property industries in China is both challenging and critical to our success. The quality of the Company’s talent is a key driver of long-term stockholder value. Establishing and maintaining executives’ long-term commitment to us is critical to the development of our product pipeline, as development of new products often takes three years or more, and time to market is critical to our business success.

We have established a total rewards framework that supports our compensation philosophy through the following objectives:

•	to afford our executives a competitive total rewards opportunity relative to organizations with which we compete for executive talent,

•	to allow us to attract and retain superior, experienced people who can perform and succeed in our fast-paced, dynamic and challenging environment,

•	to support our meritocracy by ensuring that our top performers receive rewards that are substantially greater than those received by average performers at the same position level, and

•	to deliver pay in a cost efficient manner that aligns employees’ rewards with stockholders’ long-term interests.

What is our compensation program designed to reward?

The compensation program is designed to reward superior financial, strategic and operational performance that is achieved in a manner consistent with the Company’s values. Results and how the results are attained are both critically important. Our executive officers are assessed on the basis of demonstrated results relative to pre-established goals, ability to address market changes in a timely and efficient manner, as well as demonstrated competencies and behavioral attributes.

Compensation Program Elements and Pay Level Determination

What factors are considered in determining the amounts of compensation?

The Committee has put in place a review process for the determination of base salaries, annual incentive targets and payments, and long-term incentive targets and awards for all executive officers.

As part of this review process, the CEO presents to the Committee individual assessments of each executive officer’s performance over the prior year, as well as recommended compensation actions for each executive officer. The performance assessments for executive officers include performance relative to established goals, overall leadership effectiveness, impact across the organization and performance and impact relative to other executive officers.

Formal goal setting is critical to ensuring that our compensation program rewards each executive based on his or her success relative to the specific objectives for his or her role. All the Company’s senior managers are subject to annual goal setting, as well as annual performance reviews. The key metrics we use to measure performance differ by individual, but can be grouped into the following categories:

•	Financial — we evaluate measures of Company financial performance, including revenue growth, gross margins, operating margins and other measures such as expense management.

•	Strategic — we monitor the success of our executive team in furthering the strategic success of the Company, including developments with the Company’s strategic business partners.

•
Operational — we include operational measures in our determination of success, including our progress in obtaining new distribution rights and new development of medical formulas, and customer growth and retention.

The Committee considers the totality of the information presented (including external competitiveness, the performance review, Company performance, progress towards strategic objectives and internal equity) and applies its knowledge and discretion to determine the compensation for each executive officer.

What is each element of compensation and why is it paid?

The Company’s executive compensation includes three basic elements (discussed in detail below), each of which serves an important role in supporting China Medicine’s pay-for-performance philosophy and in realizing our compensation program objectives:

Element	Role and Purpose
Base Salary	Provide a stable source of income that facilitates the attraction and recognition of the acquired skills and contributions of executives in the day-to-day management of our business.

Long-term Incentives	Align executive interests with those of stockholders.

Promote long-term retention and stock ownership, and hold executives accountable for enhancing stockholder value.

Enable the delivery of competitive compensation opportunities in a manner that balances cost efficiency with perceived value.

Benefits & Perquisites	Provide programs that promote health, wellness and financial security.

Provide executive benefits and perquisites at or below market competitive levels.

While the general mix of the elements is considered in the design of our total compensation program, the Committee does not target a specific mix of pay in either its program design or in its compensation determinations. By design, our executive officers have more variability than non-executives in their compensation, to more closely tie their compensation to the Company’s overall performance.

Base Salary

We pay our executive officers base salaries to provide a baseline level of compensation that is both competitive with the external market and commensurate with each employee’s past performance, experience, responsibilities and skills. The Company generally targets base salaries around the median of our external market peers. In making its base salary determinations, the Committee takes into account the internal and external factors described above. Our CEO’s total compensation decreased from approximately $100,000 in 2007 to $50,214 in 2008.

Long-term Incentives

A long-term incentive (“LTI”) plan has been designed for managers to foster a culture of ownership, align compensation with stockholder interests and promote long-term retention and affiliation with the organization. The Committee has determined the types of awards to be used for delivering long-term incentives. In doing so, the Committee considered the ability of each type of award to achieve key compensation objectives (such as employee retention, motivation and attraction), the needs of the business, competitive market practices, dilution and expense constraints, as well as tax and accounting implications.

In January, 2006, we adopted the 2006 Long-Term Incentive Plan covering 1,575,000 shares of common stock. The plan provides for the grant of incentive and non-qualified options, stock grants, stock appreciation rights and other equity-based incentives to employees, including officers, and consultants.

Tax-deductibility of Compensation

Section 162(m) of the Internal Revenue Code of 1986, as amended, limits to $1 million the amount a company may deduct for compensation paid to its CEO or any of its other four named executive officers. This limitation does not, however, apply to compensation meeting the definition of “qualifying performance-based” compensation.

Management works with the Committee to assess alternatives to preserve the deductibility under Section 162(m) of compensation payments to the extent reasonably practicable, consistent with our compensation policies and as determined to be in the best interests of the Company and its stockholders. For the fiscal year ended December 31, 2008, the Company believes that the Compensation payments will meet the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended.

Summary Compensation Table

The following table shows the compensation paid to or earned by the named executive officers during the fiscal year ended December 31, 2007.

Name and Principal Position	Year	Salary (cash or non- cash) ($)	Bonus (cash or non- cash) ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Non- Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Senshan Yang, CEO	2008 2007	50,214 100,000	— —	— —	— —	— —	— —	— —	50,214 100,000

Meiyi Xia,	2008	0	—	—	0	—	—	—	0
former Vice President(2)	2007	58,500	—	—	63,045	—	—	—	121,545

(1)
The amounts in this column represent the compensation cost of stock options awarded by the Compensation Committee granted in 2006, except that these amounts do not include any estimate of forfeitures. The grant date fair value of option awards granted were determined in accordance with Statement of Financial Accounting Standards No. 123R (SFAS123(R)) and are recognized as compensation cost over the requisite service period. The amount recognized for these awards was calculated using the Black Scholes option-pricing model.

(2)	Meiyi Xia resigned from the Company effective September 2007.

Employment Agreements

None of our executive officers has an employment agreement. In the absence of an employment agreement, the relevant PRC Labor Laws would apply and provide for employment-related benefits and terms to the executive officers, including but not limited to: the term of employment, the provision of labor-related insurance, termination for cause, termination on 30 days’ notice and termination without notice and benefits.

Director Compensation

Senshan Yang and Minhua Liu, employee members of the Board of Directors, received no extra compensation for their service on the Board of Directors.

The following table reflects the compensation of directors for the Company’s fiscal year ended December 31, 2008:

Name of Director	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)		Non-Equity Incentive Plan Compensation ($)	Change in Pension value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Robert Adler*	12,000	—	6,259	(1)	—	—	—	18,259
Rachel Gong*	12,000	—	6,259	(1)	—	—	—	18,259
Yanfang Chen*	12,000	—	6,259	(1)	—	—	—	18,259

(1)
The amounts in this column represent the compensation cost of stock options awarded by the Compensation Committee granted in 2008, except that these amounts do not include any estimate of forfeitures. The grant date fair value of option awards granted were determined in accordance with Statement of Financial Accounting Standards No. 123R (SFAS123(R)) and are recognized as compensation cost over the requisite service period. The amount recognized for these awards was calculated using the Black-Scholes option-pricing model.

(2)
As of December 31, 2008, each of the three directors held options to purchase 40,000 shares of our common stock, including options to purchase 30,000 shares at an exercise price of $1.25 per share, 5,000 shares at an exercise price of $3.00 per share and 5,000 shares at an exercise price of $2.01 per share.

In accordance with the 2006 Long Term Incentive Plan, independent directors are not eligible for discretionary options. However, each newly elected independent director receives, at the time of his or her election, a five-year option to purchase 30,000 shares of common stock at the market price on the date of his or her election. In addition, the plan provides for the annual grant of an option to purchase 5,000 shares of common stock on April 1st of each year, commencing April 1, 2007 to each independent director.

Also, each independent director shall receive an annual retainer of $12,000. There is no other specific compensatory arrangement for committee services, services as chairman of the board or a committee and meeting attendance. All the directors have the same compensation terms.

Compensation Committee Interlocks and Insider Participation

None of the Compensation Committee members is, or was ever, an officer or employee of the Company or any of its subsidiaries, nor did any of the Compensation Committee members have any relationship requiring disclosure by the Company under any subsection of Item 404 of Regulation S-K promulgated by the SEC. During the last fiscal year, none of the executive officers of the Company served on the Board of Directors or on the compensation committee of any other entity, any of whose executive officers served on the Board.

COMPENSATION COMMITTEE REPORT

The Compensation Committee, comprised of independent directors reviewed and discussed the Compensation Discussion and Analysis set forth above with the Company’s management. Based on such review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s proxy statement.

/s/ Rachel Gong
/s/ Yanfang Chen
/s/ Robert Adler

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth as of the date of this report, certain information with respect to the beneficial ownership of our voting securities by (i) each person or group owning more than 5% of the Company’s securities, (ii) each director, (iii) each executive officer and (iv) all executive officers and directors as a group. The information presented in the table is based on 15,226,742 shares of common stock outstanding as of April 28, 2009, the record date for our annual meeting.

		Amount and
Name and		Nature of
Address of	Title of	Beneficial		Percent of
Beneficial Owner	Class	Ownership (1)		Class (1)
Barron Partners L.P.	Common Stock	2,401,316	(2)	13.6%
730 Fifth Avenue, 9th Floor
New York, New York 10019

First Wilshire Securities Management, Inc.	Common Stock	2,065,617	(3)	13.6%
1224 East Green Street, Suite 200
Pasadena, California 91106

Capital Ventures International	Common Stock	1,100,000	(4)	7.2%
One Capitol Place, P.O. Box 1787 GT
Grand Cayman, Cayman Islands
British West Indies

Senshan Yang	Common Stock	3,265,000		21.5%
Director and CEO
Room 702 Guangri Mansion No. 9
South Wuyang Xincheng Si
Guangzhou
China

Minhua Liu	Common Stock	2,662,000	(7)	17.4%
Director and Executive Vice President
Room 702 Guangri Mansion No. 9
South Wuyang Xincheng Si
Guangzhou
China

Junhua Liu	Common Stock	653,000		4.3%
Room 702 Guangri Mansion No. 9
South Wuyang Xincheng Si
Guangzhou
China

Huizhen Yu	Common Stock	50,000	(5)	0.3%
Chief Financial Officer
Room 702 Guangri Mansion No. 9
South Wuyang Xincheng Si
Guangzhou
China

Robert Adler	Common Stock	40,000	(6)	0.3%
Director
Room 702 Guangri Mansion No. 9
South Wuyang Xincheng Si,
Guangzhou, China

Rachel Gong	Common Stock	40,000	(6)	0.3%
Director
Room 702 Guangri Mansion No. 9
South Wuyang Xincheng Si,
Guangzhou, China

Yanfang Chen	Common Stock	40,000	(6)	0.3%
Director
Room 702 Guangri Mansion No. 9
South Wuyang Xincheng Si,
Guangzhou, China

All Directors and Officers of the Company	Common Stock	6,700,000		44.0%
as a group

(1)
In determining beneficial ownership of our common stock as of a given date, the number of shares shown includes shares of common stock which may be acquired on exercise of warrants or options within 60 days of that date. In determining the percent of common stock owned by a person or entity on March 25, 2009, (a) the numerator is the number of shares of common stock beneficially owned by such beneficial owner (including shares that he has the right to acquire within 60 days of March 25, 2009), and (b) the denominator is the sum of (i) the 15,226,742 shares outstanding on March 25, 2009 and (ii) the number of shares of common stock which such beneficial owner has the right to acquire within 60 days of March 25, 2009 upon exercise of warrants or options. Except as otherwise indicated each person has the sole power to vote and dispose of all shares of common stock listed opposite his name.

(2)
This number includes 2,401,316 shares of common stock issuable upon exercise of our Series B warrants. However, the Series B warrants may not be exercised if such conversion or exercise would result in Barron Partners owning more than 4.9% of our outstanding common stock. This limitation may not be waived.

(3)	As disclosed by the beneficial owner on Schedule 13G/A filed on February 13, 2009.

(4)
As disclosed by the beneficial owner on Schedule 13G filed on October 17, 2007. Susquehanna Advisors Group, Inc. is the investment manager to Capital Ventures International and as such may exercise voting and dispositive power over these shares. The address of Susquehanna Advisors Group, Inc. is 401 City Avenue, Suite 220, Bala Cynwyd, PA 19004.

(5)	Options to purchase our common stock with an exercise price of $1.25 per share.

(6)
Options to purchase our common stock including options to purchase 30,000 shares at an exercise price of $1.25 per share, 5,000 shares at an exercise price of $3.00 per share and 5,000 shares at an exercise price of $2.01 per share.

(7)
Includes 50,000 shares of common stock issuable upon exercise of options at an exercise price of $1.25 per share. The options had been issued to Jinkui Xie on February 8, 2006 and were transferred to Ms. Liu on April 22, 2009.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

On February 8, 2006, we purchased 928,000 shares of common stock from Capital Markets, LLC for $200,000. The purchase price was funded from the sale of the Series A Convertible Preferred Stock and Investor Warrants in the February 2006 private placement. At the time of the purchase, Capital Markets owned approximately 97.3% of our outstanding common stock.

Contemporaneously with the February 2006 private placement, we issued an aggregate of 750,000 shares for services, including 150,000 shares to Meiyi Xia and 37,500 shares to Lin Li. In connection with the February 2006 private placement, we paid a consulting fee of $100,000 to AiDi Financial Investment LLC. Ms. Xia was Chief Executive Officer of AiDi Financial Investment, LLC.

As of December 31, 2008, there were no cash advances outstanding to shareholders of the company.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other of our equity securities. These insiders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file, including Forms 3, 4 and 5.

To our knowledge, during the calendar year ended December 31, 2008:

•	Dr. Rachel Gong, our director, failed to file on a timely basis one Form 4 reporting grant of certain stock options on August 6, 2008. The required filing was made on November 21, 2008;

•
as of the date of this report First Wilshire Securities Management, Inc. failed to file Form 3 reporting beneficial ownership of more than 10% of a registered class of our equity securities which ownership was acquired some time during the year of 2008 according to Schedule 13G/A filed by First Wilshire Securities Management, Inc. on February 13, 2009.

STOCKHOLDER COMMUNICATIONS

We encourage stockholder communications to the Board of Directors and/or individual Directors. Stockholders who wish to communicate with the Board of Directors or an individual Director should send their communications to the care of Minhua Liu, Corporate Secretary, China Medicine Corporation, Room 702 Guangri Mansion No. 9, South Wuyang Xin Chengsi, Guangzhou, China 510600. Communications regarding financial or accounting policies should be sent to the attention of the Chairman of the Audit Committee.

STOCKHOLDER PROPOSALS

A stockholder of record may present a proposal for action at the 2010 Annual Meeting of Stockholders provided that we receive such proposal in writing at our executive offices at Room Room 702 Guangri Mansion No. 9, South Wuyang Xin Chengsi, Guangzhou, China 510600, no later than December 31, 2009. We anticipate that the 2010 Annual Meeting will be held in May 2010. The proponent may submit a maximum of one (1) proposal of not more than five hundred (500) words for inclusion in our proxy materials for a meeting of security holders. At the 2010 Annual Meeting, management proxies will have discretionary authority, under Rule 14a-4 of the Securities Exchange Act of 1934, to vote on stockholder proposals that are not submitted for inclusion in our proxy statement unless received by us before March 1, 2010.

GENERAL

Unless contrary instructions are indicated on the proxy, all shares of common stock represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted FOR Proposal No. 1 and FOR Proposal No. 2.

OTHER BUSINESS

The Board of Directors knows of no business other than that set forth above to be transacted at the meeting, but if other matters requiring a vote of the stockholders arise, the persons designated as proxies will vote the shares of common stock represented by the proxies in accordance with their judgment on such matters. If a stockholder specifies a different choice on the proxy, his or her shares of common stock will be voted in accordance with the specification so made.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WE URGE YOU TO FILL IN, SIGN AND RETURN THE FORM OF PROXY IN THE PREPAID ENVELOPE PROVIDED, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

By Order of the Board of Directors,

/s/ Senshan Yang

Senshan Yang,
Chief Executive Officer
Guangzhou, China

May [ ], 2009

China Medicine Corporation

VOTE BY INTERNET
QUICK *** EASY *** IMMEDIATE

As a stockholder of China Medicine Corporation, you have the option of voting your shares electronically through the Internet, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet must be received by 7:00 p.m., Eastern Time, on May 18, 2009.

Vote Your Proxy on the Internet: Go to www.continentalstock.com Have your proxy card available when you access the above website. Follow the prompts to vote your shares.	OR	Vote Your Proxy by mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY	Please mark your votes like this	☒

	FOR	AGAINST	ABSTAIN		FOR all Nominees listed to the left	WITHHOLD AUTHORITY to vote (except as marked to the contrary for all nominees listed to the left)
1. Approve reincorporation of the Company from Delaware to Nevada through an agreement and plan of merger	☐	☐	☐	2. Election of Directors NOMINEES: (1) Senshan Yang (2) Minhua Liu (3) Robert Adler (4) Rachel Gong (5) Yanfang Chen	☐	☐
(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list above)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF REINCORPORATION OF THE COMPANY FROM DELAWARE TO NEVADA AND IN FAVOR OF ELECTING THE FIVE NOMINEES TO THE BOARD OF DIRECTORS AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSON NAMED AS PROXY HEREIN, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER:

Signature	Signature	Date	, 2009.
Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Availability of Proxy Materials

The Company’s proxy statement and its Annual Report on Form 10-K for the fiscal year ended December 31, 2008 are available to you to review at:

http://www.chinamedicinecorp.com/investors/SECFilings1.aspx

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

China Medicine Corporation

The undersigned appoints Ms. Minhua Liu as proxy, with the power to appoint her substitute, and authorizes her to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of China Medicine Corporation held of record by the undersigned at the close of business on April 28, 2009 at the Annual Meeting of Stockholders of China Medicine Corporation to be held on May 19, 2009 or at any adjournment thereof.

(Continued, and to be marked, dated and signed, on the other side)

Appendix A

AGREEMENT AND PLAN OF MERGER

 This Agreement and Plan of Merger (the “Plan”) is adopted as of May [__], 2009, by and between China Medicine Corporation, a Delaware corporation (“CMC Delaware”), and China Medicine Corporation, a Nevada corporation and a wholly-owned subsidiary of CMC Delaware (“CMC Nevada”).

WHEREAS, CMC Delaware is a corporation duly organized and existing under the laws of the State of Delaware;

WHEREAS, CMC Nevada is a corporation duly organized and existing under the laws of the State of Nevada;

WHEREAS, on the date hereof, CMC Delaware has authority to issue One Hundred Million (100,000,000) shares of capital stock consisting of Ninety Million (90,000,000) shares of common stock, $.0001 par value per share, of which 15,226,742 shares are issued and outstanding (“CMC Delaware Common Stock”), and Ten Million (10,000,000) shares of preferred stock, $.0001 par value per share, of which no shares are outstanding (“CMC Delaware Preferred Stock”);

WHEREAS, on the date hereof, CMC Nevada has authority to issue One Hundred Million (100,000,000) shares of capital stock consisting of Ninety Million (90,000,000) shares of common stock, $.0001 par value per share (“CMC Nevada Common Stock”), and Ten Million (10,000,000) shares of preferred stock, $.0001 par value per share (“CMC Nevada Preferred Stock”);

WHEREAS, on the date hereof, one (1) share of Nevada Common Stock is issued and outstanding and is owned by CMC Delaware and no shares of Nevada Preferred Stock are outstanding.

WHEREAS, the respective boards of directors of CMC Nevada and CMC Delaware have determined that, for the purpose of effecting the reincorporation of CMC Delaware in the State of Nevada, it is advisable and in the best interests of such corporations and their respective shareholders that CMC Delaware merge with and into CMC Nevada upon the terms and conditions herein provided; and

WHEREAS, the respective boards of directors of CMC Nevada and CMC Delaware have approved the Plan and recommend that it be submitted to the respective shareholders of CMC Nevada and CMC Delaware entitled to vote thereon.

NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, CMC Delaware and CMC Nevada hereby agree to merge as follows:

1.            Merger. Subject to the terms and conditions hereinafter set forth, CMC Delaware shall be merged with and into CMC Nevada, with CMC Nevada to be the surviving corporation in the merger (the “Merger”).  The Merger shall be effective on the later of the date and time (the “Effective Time”) that a properly executed certificate of merger consistent with the terms of this Plan and Section 253 of the Delaware General Corporation Law (the “DGCL”) is filed with the Secretary of State of Delaware and articles of merger are filed with the Secretary of the State of Nevada as required by Section 92A.200 of the Nevada Revised Statutes (the “NRS”).

2.           Principal Office of CMC Nevada.  The address of the principal office of CMC Nevada is Room 702, Guangri Mansion, No. 9, South Wuyang Xin Chengsi, Guangzhou, China 510600.

3.            Corporate Documents.  The Articles of Incorporation of CMC Nevada, as in effect immediately prior to the Effective Time, shall continue to be the Articles of Incorporation of CMC Nevada as the surviving corporation except that the name of the surviving corporation will be changed to QKL Stores Inc.  The Bylaws of CMC Nevada, as in effect immediately prior to the Effective Time, shall continue to be the Bylaws of CMC Nevada as the surviving corporation without change or amendment until further amended in accordance with the provisions thereof and applicable law.

4.            Directors and Officers.   The directors and officers of CMC Delaware at the Effective Time shall be and become directors and officers, holding the same titles and positions, of CMC Nevada at the Effective Time, and after the Effective Time shall serve in accordance with the Bylaws of CMC Nevada.

5.            Succession. At the Effective Time, CMC Nevada shall succeed to CMC Delaware in the manner of and as more fully set forth in Section 259 of the DGCL and in Section 92A.250 of the NRS.

6.            Further Assurances. From time to time, as and when required by CMC Nevada or by its successors and assigns, there shall be executed and delivered on behalf of CMC Delaware such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest or perfect in or to confer of record or otherwise in CMC Nevada the title to and possession of all the interests, assets, rights, privileges, immunities, powers, franchises and authority of CMC Delaware, and otherwise to carry out the purposes and intent of this Plan, and the officers and directors of CMC Nevada are fully authorized in the name and on behalf of CMC Delaware or otherwise to take any and all such actions and to execute and deliver any and all such deeds and other instruments.

7.            CMC Delaware Common Stock and CMC Delaware Preferred Stock. At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, each share of CMC Delaware Common Stock outstanding immediately prior thereto shall be changed and converted automatically into one fully paid and nonassessable share of CMC Nevada Common Stock and each share of CMC Delaware Preferred Stock outstanding immediately prior thereto shall be changed and converted automatically into one fully paid and nonassessable share of CMC Nevada Preferred Stock.

8.            Stock Certificates.  At and after the Effective Time, all of the outstanding certificates which prior to that time represented shares of CMC Delaware Common Stock and CMC Delaware Preferred Stock shall be deemed for all purposes to evidence ownership of and to represent shares of CMC Nevada Common Stock and CMC Nevada Preferred Stock into which the shares of the CMC Delaware represented by such certificates have been converted as herein provided.

9.           Options; Warrants.   Each option, warrant or other right to purchase shares of CMC Delaware Common Stock, which are outstanding at the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become an option, warrant or right to purchase the same number of shares of CMC Nevada Common Stock at an exercise or purchase price per share equal to the exercise or purchase price applicable to the option, warrant or other right to purchase CMC Delaware Common Stock.

10.           Common Stock of CMC Nevada.   At the Effective Time, the previously outstanding one (1) share of CMC Nevada Common Stock registered in the name of CMC Delaware shall, by reason of the Merger, be reacquired by CMC Nevada, shall be retired and shall resume the status of authorized and unissued shares of CMC Nevada Common Stock, and no shares of CMC Nevada Common Stock or other securities of CMC Nevada shall be issued in respect thereof.

11.            Amendment.   The boards of directors of CMC Delaware and CMC Nevada may amend this Plan at any time prior to the Merger, provided that an amendment made subsequent to the adoption of the Plan by the sole shareholder of CMC Nevada or the stockholders of CMC Delaware shall not (i) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for the CMC Delaware Common Stock or CMC Delaware Preferred Stock, (ii) alter or change any term of the articles of incorporation of CMC Nevada, as the surviving corporation to the Merger, or (iii) alter or change any of the terms and conditions of the Plan if such alteration or change would adversely affect the holders of CMC Delaware Common Stock or CMC Delaware Preferred Stock.

12.            Abandonment.   At any time before the Effective Time, this Plan may be terminated and the Merger contemplated hereby may be abandoned by the Board of Directors of either CMC Delaware or CMC Nevada or both, notwithstanding approval of this Plan by the sole shareholder of CMC Nevada or the stockholders of CMC Nevada, or both.

13.            Rights and Duties of CMC Nevada. At the Effective Time and for all purposes the separate existence of CMC Delaware shall cease and shall be merged with and into CMC Nevada which, as the surviving corporation, shall thereupon and thereafter possess all the rights, privileges, immunities, licenses and franchises (whether of a public or private nature) of CMC Delaware; and all property (real, personal and mixed), all debts due on whatever account, all choses in action, and all and every other interest of or belonging to or due to CMC Delaware shall continue and be taken and deemed to be transferred to and vested in CMC Nevada without further act or deed; and the title to any real estate, or any interest therein, vested in CMC Delaware shall not revert or be in any way impaired by reason of such Merger; and CMC Nevada shall thenceforth be responsible and liable for all the liabilities and obligations of CMC Delaware; and, to the extent permitted by law, any claim existing, or action or proceeding pending, by or against CMC Delaware may be prosecuted as if the Merger had not taken place, or CMC Nevada may be substituted in the place of such corporation. Neither the rights of creditors nor any liens upon the property of CMC Delaware shall be impaired by the Merger. If at any time CMC Nevada shall consider or be advised that any further assignment or assurances in law or any other actions are necessary or desirable to vest the title of any property or rights of  CMC Delaware in CMC Nevada according to the terms hereof, the officers and directors of CMC Nevada are empowered to execute and make all such proper assignments and assurances and do any and all other things necessary or proper to vest title to such property or other rights in CMC Nevada, and otherwise to carry out the purposes of this Plan.

14.            Consent to Service of Process. CMC Nevada hereby agrees that it may be served with process in the State of Delaware in any proceeding for enforcement of any obligation of CMC Delaware, as well as for enforcement of any obligation of CMC Nevada arising from the Merger.   CMC Nevada hereby irrevocably appoints the Secretary of State of the State of Delaware and the successors of such officer its attorney in the State of Delaware upon whom may be served any notice, process or pleading in any action or proceeding against it to enforce against CMC Nevada any obligation of CMC Delaware. In the event of such service upon the Secretary of State of the State of Delaware or the successors of such officer, such service shall be mailed to the principal office of CMC Nevada at Room 702, Guangri Mansion, No. 9, South Wuyang Xin Chengsi, Guangzhou, China 510600.

[Signature Page Follows]

IN WITNESS WHEREOF, this Agreement and Plan of Merger, having first been duly approved by resolution of the Boards of Directors of CMC Delaware and CMC Nevada, has been executed on behalf of each of said two corporations by their respective duly authorized officers.

CHINA MEDICINE CORPORATION a Delaware corporation

By:
Senshan Yang, Chief Executive Officer

CHINA MEDICINE CORPORATION a Nevada corporation

By:
Senshan Yang, Chief Executive Officer

[Signature Page to Agreement and Plan of Merger]

Appendix B

ARTICLES OF INCORPORATION

OF

CHINA MEDICINE CORPORATION

(Pursuant to NRS 78)

ARTICLE I

The name of the corporation (which is hereinafter referred to as the "Corporation") is China Medicine Corporation.

ARTICLE II

The address of the registered office of the Corporation in the State of Nevada is 202 South Minnesota Street, Carson City, Nevada 89703. The name of the registered agent of the Corporation is United Corporate Services, Inc.

ARTICLE III

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the provisions of Chapter 78 of the Nevada Revised Statutes.

ARTICLE IV

 SECTION 1. Common Stock.  The aggregate number of shares of Common Stock which the Corporation shall have authority to issue is 90,000,000 at a par value of $.0001 per share.  All stock, when issued shall be fully paid and non-assessable, shall be of the same class and have the same rights and preferences.

Each share of Common Stock shall be entitled to one vote at a stockholder’s meeting, either in person or by proxy.  Cumulative voting in elections of Directors and all other matters brought before stockholder meetings, whether they be annual or special, shall not be permitted.

The holders of the capital stock of the Corporation shall not be personally liable for the payment of the Corporation's debts; and the private property of the holders of the capital stock of the Corporation shall not be subject to the payment of debts of the Corporation to any extent whatsoever.

Stockholders of the Corporation shall not have any preemptive rights to subscribe for additional issues of stock of the Corporation except as may be agreed upon from time to time by the Corporation and any such stockholder.

SECTION 2. Preferred Stock.  The aggregate number of shares of Preferred Stock which the Corporation shall have authority to issue is 10,000,000 shares, par value $.0001, which may  be issued in series, with such designations, preferences, stated values, rights, qualifications or limitations as determined solely by the Board of Directors of the Corporation. The Board of Directors is hereby vested with authority to fix such designations, preferences and relative participating, optional or other special rights or qualifications, limitations, or restrictions for each series, including, but not by way of limitation, the power to fix the redemption and liquidation preferences, the rate of dividends payable and the time for and the priority of payment thereof and to determine whether such dividends shall be cumulative or not and to provide for and fix the terms of conversion of such Preferred Stock or any series thereof into Common Stock of the Corporation and fix the voting power, if any, of shares of Preferred Stock or any series thereof.

ARTICLE V

SECTION 1. Number. Election and Terms of Directors. The members of the governing board of the Corporation shall be called Directors of the Corporation. The number of the Directors of the Corporation shall be fixed from time to time by or pursuant to the By-Laws of the Corporation, and shall initially be five. The name and address of the first Board of Directors is as follows:

Name	Address

Senshan Yang	Room 702, Guangri Mansion, No. 9, South Wuyang Xin Chengsi, Guangzhou, China 510600
Minhua Liu	Room 702, Guangri Mansion, No. 9, South Wuyang Xin Chengsi, Guangzhou, China 510600
Robert Adler	Room 702, Guangri Mansion, No. 9, South Wuyang Xin Chengsi, Guangzhou, China 510600
Rachel Gong	Room 702, Guangri Mansion, No. 9, South Wuyang Xin Chengsi, Guangzhou, China 510600
Yanfang Chen	Room 702, Guangri Mansion, No. 9, South Wuyang Xin Chengsi, Guangzhou, China 510600

SECTION 2. Newly Created Directorships and Vacancies. Newly created directorships resulting from any increase in the number of Directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled only by the affirmative vote of a majority of the remaining Directors then in office, even though less than a quorum of the Board of Directors, or by the sole remaining Director. No decrease in the number of Directors constituting the Board of Directors shall shorten the term of any incumbent Director.

ARTICLE VI

Any action required or permitted to be taken by the stockholders of the Corporation may be effected by any consent in writing by such holders, signed by holders of not less than that number of shares of Common Stock required to approve such action.

ARTICLE VII

Subject to any express provision of the laws of the State of Nevada or these Articles of Incorporation, the Board of Directors shall have the power to make, alter, amend and repeal the By-Laws of the Corporation (except so far as By-Laws of the Corporation adopted by the stockholders shall otherwise provide). Any By-Laws made by the Directors under the powers conferred hereby may be altered, amended or repealed by the Directors or by the stockholders.

ARTICLE VII

Election of Directors need not be by ballot unless the By-laws of the Corporation shall so provide.

ARTICLE VIII

SECTION 1. Elimination of Certain Liability of Directors.  A Director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or (ii) for the payment of distributions to stockholders in violation of Section 78.300 of the Nevada Revised Statutes.

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SECTION 2. Indemnification and Insurance.

a) Action, etc., Other Than by or in the Right of the Corporation. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any Agent (as hereinafter defined) against costs, charges and Expenses (as hereinafter defined), judgments, fines and amounts paid in settlement actually and reasonably incurred by the Agent in connection with such action, suit or proceeding, and any appeal there from, if the Agent acted in good faith and in a manner the Agent reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe such conduct was unlawful. The termination of any action, suit or proceeding—whether by judgment, order, settlement conviction, or upon a plea of nolo contendere or its equivalent—shall not, of itself, create a presumption that the Agent did not act in good faith and in a manner which the Agent reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, that the Agent had reasonable cause to believe that the Agent's conduct was unlawful.

(b) Action, etc., by or in the Right of the Corporation. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed judicial action or suit brought by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was an Agent, against costs, charges and Expenses actually and reasonably incurred by the Agent in connection with the defense or settlement of such action or suit and any appeal therefrom if the Agent acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for gross negligence or willful misconduct in the performance of the Agent's duty to the Corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such costs, charges and Expenses which such court shall deem proper.

(c) Determination of Right of Indemnification. Any indemnification under Paragraphs (a) and (b) of this Section (unless ordered by a court) shall be paid by the Corporation unless a determination is reasonably and promptly made (i) by the Board of Directors by a majority vote of a quorum consisting of Directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders, that such person acted in bad faith and in a manner that such person did not believe to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal proceeding, that such person believed or had reasonable cause to believe that his conduct was unlawful.

(d) Indemnification Against Expenses of Successful Party. Notwithstanding the other provisions of this Section, to the extent that an Agent has been successful on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, the settlement of an action without admission of liability, or the defense of any claim, issue or matter therein, or on appeal from any such proceeding, action, claim or matter, such Agent shall be indemnified against all costs, charges and Expenses incurred in connection therewith.

(e) Advances of Expenses. Except as limited by Paragraph (f) of this Section, costs, charges, and Expenses incurred by an Agent in any action, suit, proceeding or investigation or any appeal therefrom shall be paid by the Corporation in advance of the final disposition of such matter if the Agent shall undertake to repay such amount in the event that it is ultimately determined as provided herein that such person is not entitled to indemnification. Notwithstanding the foregoing, no advance shall be made by the Corporation if a determination is reasonably and promptly made by the Board of Directors by a majority vote of a quorum of disinterested Directors, or (if such a quorum is not obtainable or, even if obtainable, a quorum of disinterested Directors so directs) by independent legal counsel in a written opinion, that, based upon the facts known to the Board of Directors or counsel at the time such determination is made, the Agent acted in bad faith and in a manner that such person did not believe to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal proceeding, that such person believed or had reasonable cause to believe his conduct was unlawful. In no event shall any advance be made in instances where the Board of Directors or independent legal counsel reasonably determines that the Agent deliberately breached such persons’ duty to the Corporation or its stockholders.

3

(f) Right of Agent to Indemnification upon Application: Procedure upon     Application. Any indemnification under Paragraphs (a), (b) and (d) or advance under Paragraph (e) of this Section, shall be made promptly, and in any event within 60 days, upon the written request of the Agent, unless with respect to applications under Paragraphs (a), (b) or (e), a determination is reasonably and promptly made by the Board of Directors by a majority vote of a quorum of disinterested Directors that such Agent acted in a manner set forth in such Paragraphs as to justify the Corporation's not indemnifying or making an advance to the Agent. In the event no quorum of disinterested Directors is obtainable, the Board of Directors shall promptly direct that independent legal counsel shall decide whether the Agent acted in the manner set forth in such Paragraphs as to justify the Corporation's not indemnifying or making an advance to the Agent. The right to indemnification or advances as granted by this Section shall be enforceable by the Agent in any court of competent jurisdiction if the Board of Directors or independent legal counsel denies the claim in whole or in part or if no disposition of such claim is made within 60 days. The Agent's costs, charges, and expenses incurred in connection with successfully establishing such persons’ right to indemnification, in whole or in part, in any such proceeding shall also be indemnified by the Corporation.

(g) Other Rights and Remedies. The indemnification provided by this Section shall not be deemed exclusive of, and shall not affect, any other rights to which an Agent seeking indemnification may be entitled under any law, By-law, or charter provision, agreement, vote of stockholders or disinterested Directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be an Agent and shall inure to the benefit of the heirs, executors and administrators of such a person. All rights to indemnification under this Section shall be deemed to be contract between the Corporation and the Agent who serves in such capacity at any time while these Articles and other relevant provisions of the general corporation law and other applicable law, if any, are in effect. Any repeal or modification thereof shall not affect any rights or obligations then existing.

(h) Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was an Agent against any liability asserted against such person and incurred by him or her in any such capacity, or arising out of such persons' status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Section. The Corporation may create a trust fund, grant a security interest or use other means (including, without limitation, a letter of credit) to ensure the payment of such sums as may become necessary to effect indemnification as provided herein.

(i) Other Enterprises. Fines and Serving at Corporation's Request. For purposes of this Section, references to "other enterprise" in Paragraph (a) shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to "serving at the request of the Corporation" shall include any service by Agent as Director, officer, employee, agent or fiduciary of the Corporation which imposes duties on, or involves services by, such Agent with respect to any employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Section.

(j) Savings Clause. If this Section or any portion thereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each Agent as to costs, charges and Expenses, judgments, fines and amounts paid in settlement with respect to any action, suit, proceeding or investigation, and any appeal there from, whether civil, criminal or administrative, and whether internal or external, including a grand jury proceeding and an action or suit brought by or in the right of the Corporation, to the full extent permitted by any applicable portion of this Section that shall not have been invalidated, and to the fullest extent permitted by applicable law.

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(k) Common Directors - Transactions between Corporations. No contract or other transaction between this corporation and any one or more of its directors or any other corporation, firm, association, or entity in which one or more of its directors or officers are financially interested, shall be either void or void-able because of such relationship or interest, or because such director or directors are present at the meeting of the Board of Directors, or a committee thereof, which authorizes, approves, or ratifies such contract or transaction, or because his or their votes are counted for such purpose if: (a) the fact of such relationship or interest is disclosed or known to the Board of Directors or committee which authorizes, approves, or ratifies the contract or transaction by vote or consent sufficient for the purpose without counting the votes or consents of such interested director; or (b) the fact of such relationship or interest is disclosed or known to the stockholders entitled to vote and they authorize, approve, or ratify such contract or transaction by vote or written consent, or (c) the contract or transaction is fair and reasonable to the corporation.

Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or committee there of which authorizes, approves or ratifies such contract or transaction.

(l) Definitions. For the purposes of this Article:

(1) "Agent" means any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding or investigation, whether civil, criminal or administrative, and whether external or internal to the Corporation (other than a judicial action or suit brought by or in the right of the Corporation) by reason of the fact that he or she is or was or has agreed to be a Director, officer, employee, agent or fiduciary of the Corporation, or that, being or having been such a Director, officer, employee, agent or fiduciary, he or she is or was serving at the request of the Corporation as a Director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, trust or other enterprise.

(2) "Expenses" shall include all reasonable attorneys' fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, or being or preparing to be a witness in a proceeding.

ARTICLE IX

The Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in these Articles of Incorporation, and other provisions authorized by the laws of the State of Nevada at the time in force may be added or inserted, in the manner now or hereafter prescribed by law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, Directors or any other persons whomsoever by and pursuant to these Articles of Incorporation in its present form or as hereafter amended are granted subject to the right reserved in this Article.

ARTICLE X

The Corporation shall exist in perpetuity, from and after the date of filing of its original Articles of Incorporation with the Secretary of State of the State of Nevada unless dissolved according to law.

ARTICLE XI

The provisions of Sections 78.378 to 78.3793, inclusive, of the Nevada Revised Statutes shall be inapplicable to the Corporation.

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ARTICLE XII

The provisions of Sections 78.411 to 78.444, inclusive, of the Nevada Revised Statutes shall be inapplicable to the Corporation.

ARTICLE XIII

The name and address of the incorporator of the Corporation is:

Senshan Yang, Room 702, Guangri Mansion, No. 9, South Wuyang Xin Chengsi, Guangzhou, China 510600

IN WITNESS WHEREOF, the undersigned incorporator has executed these Articles of Incorporation of China Medicine Corporation on ________, 2009.

Senshan Yang, Incorporator

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Appendix C

BY-LAWS

OF

CHINA MEDICINE CORPORATION

(a Nevada corporation)

ARTICLE I

STOCKHOLDERS

Section 1.    Certificates Representing Stock. (a) Certificates representing stock in the corporation shall be signed by, or in the name of, the corporation by the Chairman or Vice-Chairman of the Board of Directors, if any, or by the President or a Vice-President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the corporation. Any or all the signatures on any such certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.

(b) Whenever the corporation shall be authorized to issue more than one class of stock or more than one series of any class of stock, and whenever the corporation shall issue any shares of its stock as partly paid stock, the certificates representing shares of any such class or series or of any such partly paid stock shall set forth thereon the statements prescribed by the Nevada Revised Statutes. Any restrictions on the transfer or registration of transfer of any shares of stock of any class or series shall be noted conspicuously on the certificate representing such shares.

(c) The corporation may issue a new certificate of stock or uncertificated shares in place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Board of Directors may require the owner of the lost, stolen or destroyed certificate, or his legal representative, to give the Corporation a bond sufficient to indemnify the corporation against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of any such new certificate or uncertificated shares.

Section 2.    Uncertificated Shares. Subject to any conditions imposed by the Nevada Revised Statutes, the Board of Directors of the corporation may provide by resolution or resolutions that some or all of any or all classes or series of the stock of the corporation shall be uncertificated shares. Within a reasonable time after the issuance or transfer of any uncertificated shares, the corporation shall send to the registered owner thereof any written notice prescribed by the Nevada Revised Statutes.

Section 3.    Fractional Share Interests. The corporation may, but shall not be required to, issue fractions of a share. If the Corporation does not issue fractions of a share, it shall (1) arrange for the disposition of fractional interests by those entitled thereto, (2) pay in cash the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined, or (3) issue scrip or warrants in registered form (either represented by a certificate or uncertificated) or bearer form (represented by a certificate) which shall entitle the holder to receive a full share upon the surrender of such scrip or warrants aggregating a full share. A certificate for a fractional share or an uncertificated fractional share shall, but scrip or warrants shall not unless otherwise provided therein, entitle the holder to exercise voting rights, to receive dividends thereon, and to participate in any of the assets of the Corporation in the event of liquidation. The Board of Directors may cause scrip or warrants to be issued subject to the conditions that they shall become void if not exchanged for certificates representing the full shares or uncertificated full shares before a specified date, or subject to the conditions that the shares for which scrip or warrants are exchangeable may be sold by the corporation and the proceeds thereof distributed to the holders of scrip or warrants, or subject to any other conditions which the Board of Directors may impose.

Section 4.    Stock Transfers. Upon compliance with provisions restricting the transfer or registration of transfer of shares of stock, if any, transfers or registration of transfers of shares of stock of the corporation shall be made only on the stock ledger of the corporation by the registered holder thereof, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the corporation or with a transfer agent or a registrar, if any, and, in the case of shares represented by certificates, on surrender of the certificate or certificates for such shares of stock properly endorsed and the payment of all taxes due thereon.

Section 5.    Record Date For Stockholders. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty nor less than ten days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting. In order that the corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining the stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by the Nevada Revised Statutes, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its registered office in the State of Nevada, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of meeting of stockholders are recorded. Delivery made to the corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by the Nevada Revised Statutes, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action. In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion, or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section 6.    Meaning of Certain Terms. As used herein in respect of the right to notice of a meeting of stockholders or a waiver thereof or to participate or vote thereat or to consent or dissent in writing in lieu of meeting, as the case may be, the term "share" or "shares" or "share of stock" or "shares of stock" or "stockholder" or "stockholders" refers to an outstanding share or shares of stock and to a holder or holders of record of outstanding shares of stock when the corporation is authorized to issue only one class of shares of stock, and said reference is also intended to include any outstanding share or shares of stock and any holder or holders of record of outstanding shares of stock of any class upon which or upon whom the articles of incorporation confers such rights where there are two or more classes or series of shares of stock or upon which or upon whom the Nevada Revised Statutes confers such rights notwithstanding that the articles of incorporation may provide for more than one class or series of shares of stock, one or more of which are limited or denied such rights thereunder; provided, however, that no such right shall vest in the event of an increase or a decrease in the authorized number of shares of stock of any class or series which is otherwise denied voting rights under the provisions of the articles of incorporation, except as any provision of law may otherwise require.

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Section 7.    Stockholder Meetings.

(a) Time. The annual meeting shall be held on the date and at the time fixed, from time to time, by the directors, provided that the first annual meeting shall be held on a date within thirteen months after the organization of the corporation, and each successive annual meeting shall be held on a date within thirteen months after the date of the preceding annual meeting. A special meeting shall be held on the date and at the time fixed by the directors.

(b) Place. Annual meetings and special meetings shall be held at such place, within or without the State of Nevada, as the directors may, from time to time, fix. Whenever the directors shall fail to fix such place, the meeting shall be held at the registered office of the corporation in the State of Nevada.

(c) Call. Annual meetings and special meetings may be called by the directors or by any officer instructed by the directors to call the meeting.

(d) Notice or Waiver of Notice. Written notice of all meetings shall be given, stating the place, date, hour of the meeting and stating the place within the city or other municipality or community at which the list of stockholders of the corporation may be examined. The notice of an annual meeting shall state that the meeting is called for the election of directors and for the transaction of other business which may properly come before the meeting, and shall (if any other action which could be taken at a special meeting is to be taken at such annual meeting) state the purpose or purposes. The notice of a special meeting shall in all instances state the purpose or purposes for which the meeting is called. The notice of any meeting shall also include, or be accompanied by, any additional statements, information, or documents prescribed by the Nevada Revised Statutes. Except as otherwise provided by the Nevada Revised Statutes, a copy of the notice of any meeting shall be given, personally or by mail, not less than ten days nor more than sixty days before the date of the meeting, unless the lapse of the prescribed period of time shall have been waived, and directed to each stockholder at his record address or at such other address which he may have furnished by request in writing to the Secretary of the corporation. Notice by mail shall be deemed to be given when deposited, with postage thereon prepaid, in the United States Mail. If a meeting is adjourned to another time, not more than thirty days hence, and/or place is made at the meeting, it shall not be necessary to give notice of the adjourned meeting unless the directors, after adjournment, fix a new record date for the adjourned meeting. Notice need not be given to any stockholder who submits a written waiver of notice signed by him before or after the time stated therein. Attendance of a stockholder at a meeting of stockholders shall constitute a waiver of notice of such meeting, except when the stockholder attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, not the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice.

(e) Stockholder List. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city or other municipality or community where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by this section or the books of the corporation, or to vote at any meeting of stockholders.

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(f) Conduct of Meeting. Meetings of the stockholders shall be presided over by one of the following officers in the order of seniority and if present and acting-the Chairman of the Board, if any, the Vice-Chairman of the Board, if any, the President, a Vice-President, or, if none of the foregoing is in office and present and acting, by a chairman to be chosen by the stockholders. The Secretary of the corporation, or in his absence, an Assistant Secretary, shall act as secretary of every meeting, but if neither the Secretary nor an Assistant Secretary is present the Chairman of the meeting shall appoint a secretary of the meeting.

(g) Proxy Representation. Every stockholder may authorize another person or persons to act for him by proxy in all matters in which a stockholder is entitled to participate, whether by waiving notice of any meeting, voting or participating at a meeting, or expressing consent or dissent without a meeting. Every proxy must be signed by the stockholder or by his attorney-in-fact. No proxy shall be voted or acted upon after three years from its date unless such proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that is irrevocable and, if, and only as long as it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the corporation generally.

(h) Inspectors. The directors, in advance of any meeting, may, but need not, appoint one or more inspectors of election to act at the meeting or any adjournment thereof. If any inspector or inspectors are not appointed, the person presiding at the meeting may, but need not appoint one or more inspectors. In case any person who may be appointed as an inspector fails to appear or act, the vacancy may be filled by appointment made by the directors in advance of the meeting or at the meeting by the person presiding thereat. Each inspector, if any, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspectors at such meeting with strict impartiality and according to the best of his ability. The inspectors, if any, shall determine the number of shares of stock outstanding and the voting power of each, the shares of stock represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots, or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots, or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the person presiding at the meeting, the inspector or inspectors, if any, shall make a report in writing of any challenge, question, or matter determined by him or them and execute a certificate of any fact found by him or them. Except as otherwise required by subsection (e) of Section 231 of the Nevada Revised Statutes, the provisions of that Section shall not apply to the corporation.

(i) Quorum. The holders of at least one third of the outstanding voting shares of stock shall constitute a quorum at a meeting of stockholders for the transaction of any business. Once a quorum is established at any meeting of the stockholders, the voluntary withdrawal of any stockholder from the meeting shall not affect the authority of the remaining stockholders to conduct any business which properly comes before the meeting. In the absence of a quorum, the chairman of the meeting or stockholders present at the meeting may adjourn the meeting from day to day or time to time without further notice other than announcement at such meeting of such date, time and place of the adjourned meeting. At an adjourned meeting of the stockholders at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally noticed.

(j) Voting. Each share of stock shall entitle the holder thereof to one vote. At each meeting of the stockholders, each stockholder entitled to vote thereat may vote in person or by proxy duly appointed by an instrument in writing subscribed by such stockholder. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Any other action shall be authorized by a majority of the votes cast except where the Nevada Revised Statutes prescribes a different percentage of votes and/or a different exercise of voting power, and except as may be otherwise prescribed by the provisions of the articles of incorporation and these Bylaws. In the election of directors, and for any other action, voting need not be by ballot.

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Section 8.    Stockholder Action Without Meetings. Any action required by the Nevada Revised Statutes to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Action taken pursuant to this paragraph shall be subject to the provisions of Section 78.320 of the Nevada Revised Statutes.

ARTICLE II

DIRECTORS

Section 1.    Functions and Definition. The business and affairs of the corporation shall be managed by or under the direction of the Board of Directors of the corporation. The Board of Directors shall have the authority to fix the compensation of the members thereof. The use of the phrase "whole board" herein refers to the total number of directors which the corporation would have if there were no vacancies.

Section 2.    Qualifications and Number. A director need not be a stockholder, a citizen of the United States, or a resident of the State of Nevada. The initial Board of Directors shall consist of five (5) person. Thereafter, the number of directors may be increased or decreased from time to time by action of the stockholders or of the directors, or, if the number is not fixed, the number shall be five (5).

Section 3.    Election and Term. The first Board of Directors, unless the members thereof shall have been named in the articles of incorporation, shall be elected by the incorporator or incorporators and shall hold office until first annual meeting of stockholders and until their successors are elected and qualified or until their earlier resignation or removal. Any director may resign at any time upon written notice to the corporation. Thereafter, directors who are elected at an annual meeting of stockholders, and directors who are elected in the interim to fill vacancies and newly created directorships, shall hold office until the next annual meeting resignation or removal. Except as the Nevada Revised Statutes may otherwise require, in the interim between annual meetings of stockholders or of special meetings of stockholders called for the election of directors and/or for the removal of one or more directors and for the filling of any vacancy in that connection, newly created directorships and any vacancies in the Board of Directors, including unfilled vacancies resulting from the removal of directors for cause or without cause, may be filled by the vote of a majority of the remaining directors then in office, although less than a quorum, or by the sole remaining director.

Section 4.    Meetings.

(a) Time. Meetings shall be held at such time as the Board shall fix, except that the first meeting of a newly elected Board shall be held as soon after its election as the directors may conveniently assemble.

(b) Place. Meetings shall be held at such place within or without the State of Nevada as shall be fixed by the Board.

(c) Call. No call shall be required for regular meetings for which the time and place have been fixed. Special meetings may be called by or at the direction of the Chairman of the Board, if any, the Vice-Chairman of the Board, if any, of the President, or of a majority of the directors in office.

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(d) Notice or Actual or Constructive Waiver. No notice shall be required for regular meetings for which the time and place have been fixed. Written, oral, or any other mode of notice of the time and place shall be given for special meetings in sufficient time for the convenient assembly of the directors thereat. Notice need not be given to any director or to any member of a committee of directors who submits a written waiver of notice signed by him before or after the time stated therein. Attendance of any such person at a meeting shall constitute a waiver of notice of such meeting, except when he attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the directors need be specified in any written waiver of notice.

(e) Quorum and Action. A majority of the whole Board shall constitute a quorum except when a vacancy or vacancies prevents such majority, whereupon a majority of the directors in office shall constitute a quorum, provided, that such majority shall constitute at least one-third of the whole Board. A majority of the directors present, whether or not a quorum is present, may adjourn a meeting to another time and place. Except as herein otherwise provided, and except as otherwise provided by the Nevada Revised Statutes, the vote of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board. The quorum and voting provisions herein stated shall not be construed as conflicting with any provisions of the Nevada Revised Statutes and these Bylaws which govern a meeting of the directors held to fill vacancies and newly created directorships in the Board or action of disinterested directors.

Any member or members of the Board of Directors or of any committee designated by the Board, may participate in a meeting of the Board, or any such committee, as the case may be, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other.

(f) Chairman of the Meeting. The Chairman of the Board, if any and if present and acting, shall preside at all meetings. Otherwise, the Vice-Chairman of the Board, if any and if present and acting, or the President, if present and acting, or any other director chosen by the Board, shall preside.

Section 5.    Removal of Directors. Except as may otherwise be provided by the Nevada Revised Statutes, any director or the entire Board of Directors may be removed, with or without cause, by the holders of two-thirds of the shares then entitled to vote at an election of directors.

Section 6.    Committees. The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of any member of any such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board, shall have and may exercise the powers and authority of the Board of Directors in the management of the business and affairs of the corporation with the exception of any authority the delegation of which is prohibited by the Nevada Revised Statutes, and may authorize the seal of the corporation to be affixed to all papers which may require it.

Section 7.    Written Action. Any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee.

Section 8.    Board of Advisors. The Board of Directors, in its discretion, may establish a Board of Advisors, consisting of individuals who may or may not be stockholders or directors of the Corporation. The purpose of the Board of Advisors would be to advise the officers and directors of the Corporation with respect to such matters as such officers and directors shall choose, and any other matters which the members of such Board of Advisors deem appropriate in furtherance of the best interest of the Corporation. The Board of Advisors shall meet on such basis as the members thereof may determine. The Board of Directors may eliminate the Board of Advisors at any time. No member of the Board of Advisors, nor the Board of Advisors itself, shall have any authority of the Board of Directors or any decision-making power and shall be merely advisory in nature. Unless the Board of Directors determines another method of appointment, the President shall recommend possible members of the Board of Advisors to the Board of Directors, who shall approve such appointments or reject them.

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ARTICLE III
OFFICERS

The officers of the corporation shall consist of a President, a Secretary, a Treasurer, and, if deemed necessary, expedient, or desirable by the Board of Directors, a Chairman of the Board, a Vice-Chairman of the Board, an Executive Vice- President, one or more other Vice-Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers, and such other officers with such title as the resolution of the Board of Directors choosing them shall designate. Except as may otherwise be provided in the resolution of the Board of Directors choosing him, no officer other than the Chairman or Vice-Chairman of the Board, if any, need be a director. Any number of offices may be held by the same person, as the directors may determine.

Unless otherwise provided in the resolution choosing him, each officer shall be chosen for a term which shall continue until the meeting of the Board of Directors following the next annual meeting of stockholders and until his successor shall have been chosen and qualified.

All officers of the corporation shall have such authority and perform such duties in the management and operation of the corporation as shall be prescribed in the resolutions of the Board of Directors designating and choosing such officers and prescribing their authority and duties, and shall have such additional authority and duties as are incident to their office except to the extent that such resolutions may be inconsistent therewith. The Secretary or an Assistant Secretary of the corporation shall record all of the proceedings of all meetings and actions in writing of stockholders, directors, and committees of directors, and shall exercise such additional authority and perform such additional duties as the Board shall assign to him. Any officer may be removed, with or without cause, by the Board of Directors. Any vacancy in any office may be filled by the Board of Directors.

ARTICLE IV

CORPORATE SEAL

The corporate seal shall be in such form as the Board of Directors shall prescribe.

ARTICLE V

FISCAL YEAR

The fiscal year of the corporation shall be fixed, and shall be subject to change, by the Board of Directors.

ARTICLE VI

AMENDMENT

These Bylaws may be adopted, amended or repealed at any time by the unanimous written consent of the Board of Directors.

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CERTIFICATE OF SECRETARY

I, the undersigned, do hereby certify:

1.         That I am the duly elected and acting secretary of China Medicine Corporation, a Nevada corporation; and

2.         That the foregoing Bylaws, comprising seven (7) pages, constitute the Bylaws of said corporation as duly adopted and approved by the board of directors of said corporation by a Unanimous Written Consent dated as of _________, 2009.

IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the seal of said corporation this ___ day of _______, 2009.

Secretary

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